UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	December 16, 2004

THE MARCUS CORPORATION
(Exact name of registrant as specified in its charter)

Wisconsin	1-12609	39-1139844
(State or other jurisdiction of icorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 East Wisconsin Avenue, Suite 1700, Milwaukee, WI 53202-4220
(Address of principal executive offices, including zip code)

(414) 905-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

                        On December 16, 2004, The Marcus Corporation issued a press release announcing its financial results for its most recently ended fiscal quarter. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of The Marcus Corporation, dated December 16, 2004, regarding its financial results for its most recently ended fiscal quarter.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MARCUS CORPORATION
Date: December 16, 2004	By:	/s/ Douglas A. Neis
Douglas A. Neis Chief Financial Officer and Treasurer

THE MARCUS CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99.1)	Press Release of The Marcus Corporation, dated December 16, 2004, regarding its financial results for its most recently ended fiscal quarter.

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